UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2015

GLOBAL FUTURE CITY HOLDING INC.

(Exact name of registrant as specified in its charter)

Nevada	0-33519	98-0360989
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26381 Crown Valley Parkway, Suite 230

Mission Viejo, CA 92691

(Address of principal executive office)

(949) 582-5933

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

Cancellation of Option Plan

On December 30, 2015, the Company elected to withdraw and terminate its’ Option Plan for employees, officers, and consultants of the Company. No options were outstanding at the time of cancellation. The Company will re-evaluate the implementation of an option plan in the future at the Board of Director’s discretion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL FUTURE CITY HOLDING INC.

Dated: December 30, 2015	By:	/s/ Michael Dunn
Michael Dunn
Chief Financial Officer

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